UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

January 27, 2025

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction

of Incorporation)

1-40023 (Commission File Number)	94-1620407 (IRS Employer Identification No.)

315 Montgomery Street, 10th Floor

San Francisco, CA 94104

(Address of Principal Executive Offices and zip code)

(415) 919 4040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

First Patient Dosed in Phase 1 Trial of GTB-3650

On January 27, 2025, GT Biopharma, Inc. (the “Company”) issued a press release announcing that the first patient was dosed in the Phase 1 Trial of GTB-3650, Second-Generation TriKE for the Treatment of Hematologic Malignancies.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Corporate Presentation

Our updated corporate presentation as of January 27, 2025, which has been posted to our website, is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued January 27, 2025, entitled “GT Biopharma Announces First Patient Dosed in Phase 1 Trial of GTB-3650, Second-Generation TriKE for the Treatment of Hematologic Malignancies”.
99.2	GT Biopharma, Inc. Corporate Presentation as of January 27, 2025

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: January 27, 2025	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer